UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023 agilon health, inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40332	37-1915147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6210 E Hwy 290, Suite 450
Austin, Texas		78723
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 562 256-3800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AGL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 17, 2023, to fill a vacancy on the Board of Directors, Diana L. McKenzie was appointed to the Board as a Class II director in accordance with the Amended and Restated Certificate of Incorporation of agilon health, inc. (the "Company"), the term of such office expiring at the Company’s 2023 annual meeting of stockholders. Effective February 17, 2023, Ms. McKenzie was appointed to serve on each of the Audit Committee and Compensation and Human Capital Committee of the Board. There was no arrangement or understanding between Ms. McKenzie and any other person pursuant to which she was selected as a director.

Ms. McKenzie is a technology advisor, board member, and former Chief Information Officer with over thirty years of leadership experience gained from growing, scaling, and transforming global businesses in the Life Sciences and Software Industry with revenues ranging from $3-20B. Ms. McKenzie served as Workday’s first Chief Information Officer from 2016 to 2019. Before Workday, Ms. McKenzie served in multiple technology leadership roles at Amgen, Inc. from 2004-2016, including the role of Chief Information Officer. Prior to joining Amgen, she served in various technology leadership roles from 1987 to 2004 at Eli Lilly and Company. Ms. McKenzie serves on MetLife, Inc., Vertex Pharmaceuticals, and Paradox boards and as a Special Advisor to Brighton Park Capital. She received her B.S. degree from Purdue University in 1986.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K other than the previously disclosed indemnification arrangements entered into by the Company and each of its directors.

Director Compensation

Ms. McKenzie will be compensated in accordance with previously disclosed compensation programs for the Company’s non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

agilon health, inc.

Date:	February 22, 2023	By:	/s/ Timothy S. Bensley
Timothy S. Bensley, Chief Financial Officer